                          Van Kampen American Capital


                                  HARBOR FUND


                              Semi-Annual Report
                                 June 30, 1997


                             [PHOTO APPEARS HERE]


               A Wealth of Knowledge . A Knowledge of Wealth/SM/

                          VAN KAMPEN AMERICAN CAPITAL

                    Table of Contents

Letter to Shareholders............................  1
Performance Results...............................  3
Portfolio Highlights..............................  4
Portfolio Management Review.......................  5
Portfolio of Investments..........................  8
Statement of Assets and Liabilities............... 15
Statement of Operations........................... 16
Statement of Changes in Net Assets................ 17
Financial Highlights.............................. 18
Notes to Financial Statements..................... 21

HAR SAR 8/97

                             Letter to Shareholders

                     Dennis J. McDonnell and Don G. Powell


                             [PHOTO APPEARS HERE]

July 24, 1997

Dear Shareholder,

     As you know, Van Kampen American Capital was acquired by Morgan Stanley Group Inc., a world leader in asset management. Earlier this year, Morgan Stanley Group Inc. and Dean Witter, Discover & Co. agreed to merge. The merger was completed on May 31, creating the combined company of Morgan Stanley, Dean Witter, Discover & Co. Additionally, we are very pleased to announce that Philip
N. Duff, formerly the chief financial officer of Morgan Stanley Group Inc., has joined Van Kampen American Capital as president and chief executive officer. I will continue as chairman of the firm. We are confident that the partnership of Van Kampen American Capital and Morgan Stanley will continue to work to the benefit of our fund shareholders.

     One of the immediate privileges that we can offer fund shareholders is the ability to make exchanges between Van Kampen American Capital and Morgan Stanley retail funds at no charge. In our view, the rapid appreciation of U.S. stock prices in recent years has created a need for investors to examine their portfolios carefully to ensure proper diversification among domestic and foreign investments. The Morgan Stanley retail funds, with their emphasis on global markets, can be valuable tools for accomplishing this diversification.

     We also urge investors to consider how their fund holdings are currently allocated among the three major asset classes of stocks, bonds, and cash reserves. Uneven movements in the various markets can distort a carefully planned investment program. And, with stock prices near record highs, it is likely that some rebalancing of your portfolio allocations may be necessary. Once again, the exchangeability feature with the Morgan Stanley retail funds provides additional choices and opportunities to make the necessary adjustments to your portfolio's asset allocation.

Economic Overview

     Growth, stability, and confidence continued to characterize the U.S. economic environment during the past six months. In the first quarter, the economy grew at its fastest pace since 1987. Meanwhile, consumer confidence soared to its highest reading in 27 years, while unemployment fell as low as 4.8 percent, the lowest level since 1973.

     Despite the robust pace of economic activity, there was little evidence of troublesome inflation. Wholesale prices actually fell during each of the first five months of 1997, the longest stretch of consecutive monthly declines in 45 years. At the consumer level, prices rose by a mere 2.2 percent during the 12 months through May. A strong rally in the U.S. dollar helped dampen inflationary pressures resulting from the vigorous domestic economy by making imported goods less expensive. At the same time, continued moderation in the cost of employee benefit packages offset mild upward pressure on wages.

     In March, the inflationary implications of a tight labor market caused the Federal Reserve Board to raise its target for a key lending rate by one-quarter of a percentage point, the first hike in

                                                           Continued on page two
short-term interest rates in two years. Signs that economic growth slowed markedly in the second quarter, however, led Fed policymakers to leave rates unchanged at subsequent meetings.

Market Overview

     With a solid underpinning of record profits, strong economic growth, and low inflation, the U.S. equity market continued its torrid performance during the first half of 1997. For a brief time this spring, however, investors worried that growth was too robust and that higher interest rates were on the way. Those fears pushed stock prices lower by about 10 percent over a one-month period beginning in mid-March.

     By mid-April, signs that the economy was cooling began to emerge, and stocks skyrocketed to a series of record highs. The Wilshire 5000 Index of all publicly traded domestic companies gained 16.65 percent during the first six months of the year and increased by 25.95 percent over the 12 months through June 30. Low inflation allowed the market's price/earnings multiple to remain high, while strong growth in corporate profits provided solid support for stock prices.

     Within the equity market, most of the gains were generated by large-capitalization stocks. The Russell 1000 Index of large companies gained 17.57 percent over the six months through June 30, almost double the return of the Russell 2000 Index of small-capitalization companies. Consumer non-cyclicals such as beverages and pharmaceuticals were among the top-performing industry groups, although the rally broadened by the end of June to include sectors that had previously been laggards, including cyclicals and small-company stocks.

Outlook

     We expect the pace of economic activity during the remainder of 1997 to accelerate modestly from the relatively sluggish rate that prevailed during the second quarter. While we do not believe that economic growth will be rapid enough to reignite inflation, some warning signs are present, including a tight labor market and high consumer confidence. In this environment, at least one additional Federal Reserve interest rate hike remains a possibility.

     We believe that equities should continue to do well given the likely continuation of the moderate-growth, low-inflation environment. We are concerned, however, that the lengthy series of record highs in the U.S. stock market is creating unreasonable expectations among some investors. Valuations are extended and investment sentiment is exceptionally optimistic. Under such circumstances, a mild correction would not be unusual.

     We are fortunate to be experiencing a rare combination of sustained economic growth, low inflation, and highly favorable performance in the financial market. Along with our fund shareholders, we celebrate the seemingly best of economic times. Once again, we encourage you to review your portfolio with an eye toward correcting allocation imbalances.

     Additional details about your Fund, including a question-and-answer section with your portfolio management team, are provided in this report. We appreciate your continued confidence in your investment with Van Kampen American Capital.

Sincerely,


/s/ Don G. Powell                 /s/ Dennis J. McDonnell
---------------------------       ----------------------------
Don G. Powell                     Dennis J. McDonnell
Chairman                          President
Van Kampen American Capital       Van Kampen American Capital
Asset Management, Inc.            Asset Management, Inc.

            Performance Results for the Period Ended June 30, 1997

                    Van Kampen American Capital Harbor Fund



Total Returns                                     A Shares   B Shares   C Shares
Six-month total return based on NAV/1/...........     8.61%      8.17%      8.12%
Six month total return/2/........................     2.35%      3.17%      7.12%
One-year total return/2/.........................     8.15%      8.85%     12.84%
Five-year average annual total return/2/.........    10.29%     10.53%       N/A
Ten-year average annual total return/2/..........     8.97%       N/A        N/A
Life-of-Fund average annual total return/2/......     9.76%     10.40%      8.92%
Commencement Date................................ 11/15/56   12/20/91   10/26/93

N/A = Not Applicable

/1/ Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for A shares) or contingent deferred sales charge for early withdrawal (5% for B shares and 1% for C shares).

/2/ Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

See the Prior Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

Debt securities acquired by the Fund are not subject to any ratings limitations and may include high-, medium-, lower- and non-rated debt securities. Lower- and non-rated securities are regarded as speculative with respect to capacity to pay interest and repay principal.

Market forecasts provided in this report may not necessarily come to pass.

                              Portfolio Highlights

                    Van Kampen American Capital Harbor Fund

Top Ten Holdings as a Percentage of Long-Term Investments

                                              As of                  As of
                                          June 30, 1997        December 31, 1996
Prime Hospitality Corp....................     2.9% ..........        2.4%
Merrill Lynch.............................     2.7% ..........        1.7%
Potomac Electric Power Co.................     2.1% ..........        1.1%
Time Warner, Inc..........................     2.0% ..........        1.7%
Sovereign Bancorp, Inc....................     1.9% ..........        1.3%
HFS, Inc..................................     1.9% ..........        0.9%
Rogers Communications, Inc................     1.8% ..........        1.7%
United Technologies Corp..................     1.8% ..........        1.3%
International Business Machines Corp......     1.8% ..........        0.5%
Omnicom Group, Inc........................     1.8% ..........         N/A
N/A = Not Applicable

Top Five Portfolio Sectors as a Percentage of Long-Term Investments

As of June 30, 1997                As of December 31, 1996
Consumer................  17%      Consumer Services........  16%
Finance.................  17%      Finance..................  16%
Energy..................  12%      Energy...................  13%
Consumer Distribution...  11%      Producer Manufacturing...  11%
Technology..............  10%      Utilities................   9%

Asset Allocation as a Percentage of Total Assets

                                 [PIE CHART APPEARS HERE]
As of June 30, 1997
 .  Common Stock.........  11%
 .  U.S. Government......   5%
 .  Convertibles.........  80%
 .  Other................   4%

                                 [PIE CHART APPEARS HERE]
As of December 31, 1996
 .  Common Stock.........  16%
 .  U.S. Government......   3%
 .  Convertibles.........  80%
 .  Other................   1%

                          Portfolio Management Review

                    Van Kampen American Capital Harbor Fund


We recently spoke to the management team of the Van Kampen American Capital Harbor Fund about the key events and economic forces that shaped the markets during the past six months. The team includes James Behrmann, portfolio manager, Christine Drusch, associate portfolio manager, and Alan T. Sachtleben, chief investment officer for equity investments. The following excerpts reflect their views on the Fund's performance during the six-month period ended June 30, 1997.

Q What economic factors influenced the stock and bond markets during the past six months?

A The rare combination of moderate economic growth and historically low inflation provided a nearly ideal environment for equity investments and drove the stock market to new heights. The economy grew at a remarkably strong pace in the first quarter of the year, which caused investors to worry that inflation might become a problem. This concern increased volatility in stock prices and precipitated a month-long market correction in mid-March that wiped out all year-to-date gains. Stocks rebounded quickly after economic data was released in April showing negligible inflation and hints of a slowdown in growth. In May, the Dow Jones Industrial Average had rallied to record-breaking heights and recouped its losses. Generally, large, well-established companies weathered the past six months better than their smaller competitors. The reporting period ended on a positive note, as stocks continued to surge ahead through the end of June.

  Conditions in the bond market were not quite as favorable, as the strength of the economy and concerns about inflation put mild downward pressure on bond prices during the period. In March, inflationary concerns peaked in conjunction with a rate increase by the Federal Reserve Board and ignited a period of volatility in the bond market. However, subsequent indications of benign inflation and a slowdown in economic growth caused the bond market to rally through the end of June.

  Convertible securities were supported by declining interest rates and continued strength in the equity market, rising 9.53 percent during the reporting period, while the underlying common stock appreciated 11.22 percent, according to the Merrill Lynch Convertible Index. In other words, convertibles participated in 84 percent of the returns of the underlying common stock, while enjoying the lower levels of risk inherent in convertible securities.

Q Given this environment, what was your strategy in seeking to meet the Fund's objective?

A As always, we manage the Harbor Fund for current income, capital appreciation, and preservation of capital by investing primarily in convertible securities. In general, we have a prudent investment approach, focusing on high-quality issues and diversifying across many market sectors. We see the Harbor Fund as a defensive way to participate in the stock market, as returns of convertible securities have tended to move in unison with their underlying common stock while typically offering a higher current yield. As such, investments in convertible securities can serve to lessen the impact of a broad market correction.

  At the end of the reporting period, the portfolio consisted of 80 percent convertible securities, 11 percent common stock, and 9 percent U.S. government obligations and short-term investments. Our weighting in common stock is a bit low for the Fund, because we believe the recent volatility in the stock market warrants some caution. However, common stocks do give us exposure to segments of the market that are inaccessible to convertibles, so we like to maintain a portion of our assets here. In selecting stocks, we focus on large, established growth companies because they historically have provided the potential for capital appreciation with less volatility than small-company stock.

Q    What sectors had the largest impact on the portfolio?

A This year, the best-performing sectors in the convertible securities market were transportation, technology, and financial services. Transportation securities make up only 1.9 percent of the convertible market and, consequently, just a small portion of the Fund's portfolio. As a result, the impact of its strong performance was modest. Our holdings in the technology and finance sectors were much larger and had a greater influence on the Fund. In January, the portfolio benefited from an overweighting in semiconductors, as the technology sector performed well. April and May saw another surge, and we increased our exposure, although we were underweighted overall in technology.

  February was a strong month for the finance sector, and our overweighting allowed us to capture some significant gains. However, the Fed raised interest rates in March and triggered a drop in financial securities, which we believed was an overreaction to the Fed's decision. This decrease canceled out the positive returns of the previous month and accounted for the majority of the Fund's losses during the period. We have reduced our weighting as a result.

  Recently, Harbor Fund shareholders approved the Fund to invest in securities of equity real estate investment trusts (REITs). Currently, REITs comprise about 5 percent of the convertible securities universe, and this authority gives us the choice to include attractive REIT issues in the portfolio.

Q    What specific holdings significantly affected the performance of the Fund?

A Similar to the broad market, convertible securities of large, blue-chip companies outperformed convertibles of smaller companies. Holdings such as
Chevron, Pennzoil, Host Marriott, and Hilton Hotels allowed us to take advantage of large-company dominance during the period. Other holdings that appreciated during the period included Conseco (a financial services holding company), Home Depot (a home and garden hardware retailer), and Danka Business Systems (an automated office equipment supplier). Our largest holding at the end of the period was Prime Hospitality Corp., a hotel owner/operator. Recent increases in occupancy and rates have allowed Prime Hospitality to generate substantial profits, and its common stock is up 18 percent so far this year.

  One of our favorite success stories is Pier 1 Imports, a retailer of decorative home furnishings. Although retail industry sales have been slow lately, Pier 1 has continued to grow. They have increased their product line of high-profit items, such as clothing and furniture, and this strategy has helped to bolster the company's net sales. On the other hand, two securities that did not perform as we would have hoped are Boston Market and U.S. Office Products. Boston Chicken has expanded very quickly and sales have not been able to keep pace, so we sold our position. However, U.S. Office Products recently acquired Mail Boxes. Etc.--a decision we feel will contribute to the strength of this organization going forward. For additional Fund portfolio highlights, please refer to page four.

Q    How did the Fund perform during the reporting period?

A Funds that invest in convertible securities typically underperform the Standard & Poor's 500-Stock Index in a strong equity market, due to the bond components of their portfolios. This was the case during the reporting period, as the Fund achieved a six-month total return of 8.61 percent/1/ (Class A shares at net asset value) as of June 30, 1997. By comparison, the Standard & Poor's 500-Stock Index returned 20.59 percent, and the Lipper Convertible Securities Fund Index, which more closely resembles the Fund, returned 9.44 percent.

  The Lipper Convertible Securities Fund Index represents the average performance of convertible securities funds, and the S&P 500-Stock Index is a broad-based, unmanaged index that reflects the general performance of the stock market. Keep in mind that these indices are unmanaged statistical composites that do not include any commissions, fees, or sales charges that would be paid by an investor purchasing the securities or investments they represent. Please refer to the chart on page three for additional Fund performance results.

Q    What is your outlook for the Fund for the remainder of the year?

A Currently, the stock market is basking in the best of all possible environments: low inflation, moderate economic growth, and solid corporate earnings. We anticipate a continuation of strong but not exorbitant market returns, which should be very favorable for convertible securities, because they have traditionally performed well when interest rates are declining and the stock market is moderately strong. As the stock market continues to climb, it becomes increasingly sensitive--even minor events can trigger declines. In this environment, convertibles are considered defensive investments, having performed competitively in up markets while reducing the negative effects of down markets. As such, we expect this to be a good year for the Harbor Fund.


/s/ Alan T. Sachtleben              /s/ James Behrmann

Alan T. Sachtleben                  James Behrmann
Chief Investment Officer            Portfolio Manager
Equity Investments




                                       7      Please see footnotes on page three

                           Portfolio of Investments

                           June 30, 1997 (Unaudited)

---------------------------------------------------------------------------------------
Par
Amount
(000)    Description                                     Coupon  Maturity  Market Value
---------------------------------------------------------------------------------------
         Domestic Convertible Corporate
         Obligations 48.7%
         Consumer Distribution 8.1%
$ 2,900  Eagle Hardware and Garden, Inc. ..............  6.250%  03/15/01  $  3,922,250
  2,500  Federated Department Stores, Inc. ............  5.000   10/01/03     2,968,750
  4,700  Home Depot, Inc. .............................  3.250   10/01/01     5,346,250
  2,925  InaCom Corp. .................................  6.000   06/15/06     4,285,125
  3,700  Men's Warehouse, Inc. ........................  5.250   03/01/03     4,107,000
  3,200  Pier 1 Imports, Inc. .........................  5.750   10/01/03     4,960,000
  3,860  Rite Aid Corp. ...............................      *   07/24/06     3,097,650
  2,500  Staples, Inc., 144A-Private Placement (a).....  4.500   10/01/00     2,993,750
  4,825  US Office Products Co. .......................  5.500   02/01/01     5,886,500
                                                                           ------------
                                                                             37,567,275
                                                                           ------------

         Consumer Non-Durables 0.5%
  2,850  Einstein Noah Bagel Corp., 144A-Private
         Placement (a).................................  7.250   06/01/04     2,451,000
                                                                           ------------

         Consumer Services 9.9%
  6,800  HFS, Inc. ....................................  4.750   03/01/03     7,786,000
  2,125  Hilton Hotels Corp............................  5.000   05/15/06     2,252,500
  3,125  National Data Corp. ..........................  5.000   11/01/03     3,312,500
  6,235  Omnicom Group, Inc. ..........................  4.250   01/03/07     7,482,000
  1,500  Personnel Group of America, Inc., 144A-Private
         Placement (a).................................  5.750   07/01/04     1,605,000
  7,050  Prime Hospitality Corp. ......................  7.000   04/15/02    12,161,250
 18,500  Time Warner, Inc., LYON.......................      *   06/22/13     8,510,000
  6,800  Times Mirror Co., LYON, 144A-Private
         Placement (a).................................      *   04/15/17     2,737,000
                                                                           ------------
                                                                             45,846,250
                                                                           ------------

         Energy 6.4%
  4,450  Consolidated Natural Gas Co. .................  7.250   12/15/15     4,806,000
  3,200  Diamond Offshore Drilling, Inc. ..............  3.750   02/15/07     3,712,000
  2,000  Lomak Petroleum, Inc., 144A-Private
         Placement (a).................................  6.000   02/01/07     2,240,000
  1,500  Nabors Industries, Inc. ......................  5.000   05/15/06     2,250,000


                                       8       See Notes to Financial Statements

                           June 30, 1997 (Unaudited)


----------------------------------------------------------------------------------------
Par
Amount
(000)    Description                                      Coupon  Maturity  Market Value
----------------------------------------------------------------------------------------
         Energy (Continued)
$ 2,100  Offshore Logistics, Inc., 144A-Private
         Placement (a).................................   6.000%  12/15/03   $ 2,257,500
  4,500  Pennzoil Co. (convertible into 76,518 Chevron
         Oil Co. common shares)........................   4.750   10/01/03     5,726,250
  5,200  SFP Pipeline Holdings, Inc....................       *   08/15/10     6,346,287
  2,000  Swift Energy Co...............................   6.250   11/15/06     2,000,000
                                                                             -----------
                                                                              29,338,037
                                                                             -----------
         Finance 5.4%
  1,300  Aames Financial...............................   5.500   03/15/06     1,426,750
    850  American Travellers Corp. (convertible into
         65,416 Conseco Inc. common shares)............   6.500   10/01/05     2,445,875
  3,240  Berkshire Hathaway, Inc.......................       *   12/02/01     3,385,800
  2,000  Equitable Cos., Inc...........................   6.125   12/15/24     2,687,500
  1,750  First Financial Management Corp...............   5.000   12/15/99     3,563,437
STRYPES  Merrill Lynch, 125,500 shares (convertible into
         102,860 Cox Communication common shares)......   6.000   06/01/99     2,981,803
STRYPES  Merrill Lynch, 60,000 shares (convertible into
         49,998 MGIC Investment Corp. common shares)...   6.500   08/15/98     4,920,421
STRYPES  Merrill Lynch, 92,500 shares (convertible into
         76,451 IMC Global Inc. common shares).........   6.250   07/01/01     3,468,149
                                                                             -----------
                                                                              24,879,735
                                                                             -----------
         Healthcare 8.0%
  6,200  Alza Corp.....................................   5.000   05/01/06     6,231,000
  5,000  Chiron Corp...................................   1.900   11/17/00     4,575,000
  1,350  Phycor, Inc...................................   4.500   02/15/03     1,458,000
  2,500  Quintiles Transnational Corp..................   4.250   05/31/00     2,700,000
  2,425  Renal Treatment Centers, Inc., 144A-Private
         Placement (a).................................   5.625   07/15/06     2,388,625
 10,000  Roche Hldgs, Inc., 144A-Private Placement (a).       *   05/06/12     4,350,000
  1,350  Rotech Med Corp...............................   5.250   06/01/03     1,323,000
    840  Sepracor, Inc., 144A-Private Placement (a)....   7.000   12/01/02     1,209,600
  2,500  Sunrise Assisted Living, Inc., 144A-
         Private Placement (a).........................   5.500   06/15/02     2,818,750
  1,575  Tenet Healthcare Corp.........................   6.000   12/01/05     1,992,375

                                       9       See Notes to Financial Statements

                           June 30, 1997 (Unaudited)


----------------------------------------------------------------------------------------
Par
Amount
(000)    Description                                      Coupon  Maturity  Market Value
----------------------------------------------------------------------------------------
         Healthcare (Continued)
$ 3,500  United Technologies Corp., PEN
         (convertible into cash equal to change
         in level of S&P pharmaceutical index).........        *  09/08/97  $  7,638,750
                                                                            ------------
                                                                              36,685,100
                                                                            ------------
         Producer Manufacturing 4.1%
  4,250  Cemex SA......................................    4.250% 11/01/97     4,191,563
  2,700  Robbins and Myers, Inc........................    6.500  09/01/03     3,645,000
  5,000  Thermo Electron Corp., 144A-Private
         Placement (a).................................    4.250  01/01/03     5,462,500
  2,040  USA Waste Services, Inc.......................    4.000  02/01/02     2,198,100
  3,617  WMX Technologies, Inc.........................    2.000  01/24/05     3,354,768
                                                                            ------------
                                                                              18,851,931
                                                                            ------------
         Technology 5.3%
  2,550  Adaptec Inc., 144A-Private Placement (a)......  4.750  02/01/04     2,530,875
  1,000  Applied Magnetics Corp........................    7.000  03/15/06     1,382,500
  2,000  Comverse Technology, Inc., 144A-Private
         Placement (a).................................    5.750  10/01/06     2,600,000
  1,670  Dovatron International, Inc., 144A-Private
         Placement (a).................................    6.000  10/15/02     2,204,400
  2,000  Gilat Satellite Networks Ltd., 144A-Private
         Placement (a).................................    6.500  06/03/04     2,010,000
  5,100  Motorola, Inc., LYON..........................        *  09/27/13     4,500,750
  1,250  SCI Systems, Inc., 144A-Private Placement (a)     5.000  05/01/06     1,803,125
  1,800  Titan Corp....................................    8.250  11/01/03     2,412,000
  2,550  Xerox Credit Corp.............................    2.875  07/01/02     2,559,562
  1,900  Xilinx, Inc., 144A-Private Placement (a)......    5.250  11/01/02     2,189,750
                                                                            ------------
                                                                              24,192,962
                                                                            ------------
         Utilities 1.0%
  4,701  Potomac Electric Power Co.....................    7.000  01/15/18     4,759,763
                                                                            ------------
             Total Domestic Convertible Corporate Obligations.............   224,572,053
                                                                            ------------

         Foreign Convertible Corporate Obligations 6.7%
  1,700  Altos Hornos De Mexico SA (Mexico)............    5.500  12/15/01     1,615,000
  3,080  Danka Business Systems PLC (United Kingdom)...    6.750  04/01/02     4,543,000


                                       10      See Notes to Financial Statements

                           June 30, 1997 (Unaudited)


----------------------------------------------------------------------------------------
Par
Amount
(000)    Description                                      Coupon  Maturity  Market Value
----------------------------------------------------------------------------------------
         Foreign Convertible Corporate Obligations (Continued)
$10,400  Deutsche Bank Finance (Netherlands),
         144A-Private Placement (convertible into
         51,511 Daimler Benz common shares)(a)..........       *  02/12/17  $  4,771,000
  2,100  IMAX Corp. (Canada), 144A-Private
         Placement (a)..................................   5.750% 04/01/03     2,688,000
  3,400  Indorayon (Indonesia)..........................   5.500  10/01/02     4,046,000
  3,400  Lai Fung Overseas (Hong Kong)..................   5.750  02/05/98     3,153,500
 18,725  Rogers Communications, Inc., LYON (Canada).....       *  05/20/13     7,724,063
  1,700  Swiss Re Finance Bermuda Ltd. (Switzerland),
         144A-Private Placement (a).....................   2.000  07/06/00     2,337,500
                                                                            ------------
              Total Foreign Convertible Corporate Obligations.............    30,878,063
                                                                            ------------

                                       11      See Notes to Financial Statements

                           June 30, 1997 (Unaudited)

---------------------------------------------------------------------------------------------------
                                                                           Number
Description                                                                of Shares   Market Value
---------------------------------------------------------------------------------------------------
Convertible Preferred Stock 24.6%
Consumer Distribution 1.5%
Kmart Financing I Trust, 7.75%.............................................   130,000   $ 7,133,750
                                                                                        -----------
Consumer Services 5.2%
Apple South Financing Inc., TECONS, 7.00%, 144A -Private Placement (a).....    42,500     2,656,250
Evergreen Media Corp., 6.00%, 144A - Private Placement (a).................    75,000     4,106,250
Golden Books Financing Trust, 8.75%, 144A - Private Placement (a)..........    92,800     5,730,400
Host Marriott Financial Trust, 6.75%, 144A - Private Placement (a).........    85,000     4,908,750
SFX Broadcasting, Inc., 6.50%, 144A - Private Placement (a)................    50,500     2,777,500
TCI Communications, $2.125 dividend per share..............................    85,000     3,676,250
                                                                                        -----------
                                                                                         23,855,400
Energy 2.1%
MCN Corp., PRIDES, 8.75%...................................................    92,400     2,543,815
Unocal Capital Corp., 6.25%................................................   125,000     7,046,875
                                                                                        -----------
                                                                                          9,590,690
                                                                                        -----------

Finance 7.7%
American Bankers Insurance Group, Inc., 6.50%..............................    60,300     4,341,600
American Heritage Life Investment Corp., PRIDES, 8.50%.....................    25,000     1,375,000
Conseco, Inc., PRIDES, 7.00%...............................................    19,000     2,465,250
Frontier Financing Trust, 6.25%, 144A - Private Placement (a)..............    45,000     3,358,125
Jefferson Pilot Corp., ACES 7.25%..........................................    53,000     6,081,750
National Australia Bank, 7.875%............................................   180,000     5,028,750
Sovereign Bancorp, Inc. $3.125 dividend per share..........................    85,000     8,075,000
Sunamerica, Inc., PERCS, $3.188 dividend per share.........................   110,200     4,807,475
                                                                                        -----------
                                                                                         35,532,950
                                                                                        -----------
Raw Materials/Processing Industries 3.5%
Boise Cascade Corp. $1.58 dividend per share...............................   181,000     5,158,500
Crown, Cork and Seal, Inc., 4.50%..........................................    20,000     1,010,000
Freeport McMoran, Inc., Copper and Gold, $1.25 dividend per share..........    75,000     2,053,125
International Paper Capital Trust, 5.25%...................................    98,000     5,169,500
Timet Capital Trust Inc., 6.625%, 144A - Private Placement (a).............    49,000     2,572,500
                                                                                        -----------
                                                                                         15,963,625
                                                                                        -----------
Technology 0.6%
Microsoft Corp. $2.196 dividend per share..................................    35,000     3,045,000
                                                                                        -----------

                                                                  See Notes to Financial Statements

                           June 30, 1997 (Unaudited)

===================================================================================================
                                                                               Number
Description                                                                 of Shares  Market Value
---------------------------------------------------------------------------------------------------
Transportation 1.4%
CNF Trust I, Series A, TECONS, 5.00%..................................         25,000   $ 1,400,000
Hvide Capital Trust, 6.50%, 144A - Private Placement (a)..............         25,000     1,306,250
Royal Caribbean Cruises Limited, Series A, 7.25%......................         60,000     3,705,000
                                                                                        -----------
                                                                                          6,411,250
                                                                                        -----------
Utilities 2.6%
Calenergy Capital Trust II, 6.25%, 144A - Private Placement (a).......         42,500     2,395,937
Citizens Utilities Trust, 5.00%.......................................         45,000     1,968,750
Nextel Trust, STRYPES, 7.25%..........................................        127,500     2,342,812
Nortel Inversora S A, MEDS (Argentina)................................         53,500     2,628,187
Salomon Inc., DECS (convertible into
154,031 Cincinnati Bell common shares)................................         42,500     2,689,739
                                                                                        -----------
                                                                                         12,025,425
                                                                                        -----------
Total Convertible Preferred Stock....................................................   113,558,090
                                                                                        -----------

Common Stocks 11.4%
Consumer Non-Durables 1.2%
Philip Morris Cos., Inc...............................................         70,000     3,106,250
RJR Nabisco Holdings Corp.............................................         79,200     2,613,600
                                                                                        -----------
                                                                                          5,719,850
                                                                                        -----------

Energy 2.5%
Amoco Corp............................................................         34,000     2,955,875
British Petroleum PLC--ADR (United Kingdom)...........................         20,000     1,497,500
Exxon Corp............................................................         24,000     1,476,000
Texaco Inc............................................................         27,200     2,958,000
USX-Marathon Group....................................................         90,000     2,598,750
                                                                                        -----------
                                                                                         11,486,125
                                                                                        -----------
Finance 2.7%
Chase Manhattan Corp..................................................         53,200     5,163,725
Citicorp..............................................................         19,500     2,350,969
First Bank System, Inc................................................         60,000     5,122,500
                                                                                        -----------
                                                                                         12,637,194
                                                                                        -----------
Health Care 0.3%
FPA Medical Management, Inc. (b)......................................         50,000     1,184,375
                                                                                        -----------

                                      13       See Notes to Financial Statements

                           June 30, 1997 (Unaudited)

=============================================================================================================
                                                                                       Number
Description                                                                         of Shares    Market Value
-------------------------------------------------------------------------------------------------------------
Technology 3.3%
Compaq Computer Corp. (b)................................................              50,000    $  4,962,500
International Business Machines Corp.....................................              83,500       7,530,656
Lucent Technologies, Inc.................................................              38,000       2,738,375
                                                                                                 ------------
                                                                                                   15,231,531
                                                                                                 ------------
Utilities 1.4%
Potomac Electric Power Co................................................             172,500       3,989,062
SBC Communications, Inc..................................................              40,000       2,475,000
                                                                                                 ------------
                                                                                                    6,464,062
                                                                                                 ------------
Total Common Stocks............................................................................    52,723,137
                                                                                                 ------------
Total Long-Term Investments 91.4% (Cost $376,862,835)..........................................   421,731,343
                                                                                                 ------------

Short-Term Investments 8.4%
Commercial Paper 3.6%
Prudential Funding Corp. ($16,765,000 par yielding 6.031%, 07/01/97 maturity)..................    16,762,192
                                                                                                 ------------

U.S. Government Agency Obligations 4.8%
Federal Home Loan Bank ($12,000,000 par, yielding 5.701%, 09/23/97 maturity)...................    11,847,000

Federal Home Loan Mortgage Corp. Discount Notes
($10,000,000 par, yielding 5.399%, 07/07/97 maturity)..........................................     9,989,519
                                                                                                 ------------
Total U.S. Government Agency Obligations.......................................................    21,836,519
                                                                                                 ------------
Total Short-Term Investments (Cost $38,594,461)................................................    38,598,711
                                                                                                 ------------

Total Investments 99.8% (Cost $415,457,296)....................................................   460,330,054
Other Assets in Excess of Liabilities 0.2%.....................................................       894,435
                                                                                                 ------------
Net Assets 100.0%..............................................................................  $461,224,489
                                                                                                 ============

(a) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

(b) Non-income producing security as this stock currently does not declare dividends.

ACES--Automatically convertible equity securities
ADR--American Depository Receipt
DECS--Debt exchangeable for common stock, traded in shares
LYON--Liquid yield option note
MEDS--Mandatorily exchangeable debt security
PEN--Pharmaceutical exchange note
PERCS--Preferred equity redemption cumulative stock
PRIDES--Preferred redeemable increased dividend equity security, traded in shares
STRYPES--Structured yield product exchangeable for stock, traded in shares
TECONS--Trust convertible securities

                                      14       See Notes to Financial Statements

                      Statement of Assets and Liabilities

                           June 30, 1997 (Unaudited)


===============================================================================================
Assets:
Total Investments (Cost $415,457,296)..........................................    $460,330,054
Cash...........................................................................           2,921
Receivables:
  Investments Sold.............................................................       4,000,312
  Interest.....................................................................       2,614,166
  Dividends....................................................................         276,008
  Fund Shares Sold.............................................................         136,847
Other..........................................................................           2,847
                                                                                   ------------
  Total Assets.................................................................     467,363,155
                                                                                   ------------
Liabilities:
Payables:
  Investments Purchased........................................................       3,642,180
  Fund Shares Repurchased......................................................       1,365,153
  Income Distributions.........................................................         459,058
  Distributor and Affiliates...................................................         301,452
  Investment Advisory Fee......................................................         204,713
Deferred Compensation and Retirement Plans.....................................          88,016
Accrued Expenses...............................................................          78,094
                                                                                   ------------
  Total Liabilities............................................................       6,138,666
                                                                                   ------------
Net Assets.....................................................................    $461,224,489
                                                                                   ============
Net Assets Consist of:
Capital........................................................................    $383,208,957
Net Unrealized Appreciation....................................................      44,872,758
Accumulated Net Realized Gain..................................................      30,437,061
Accumulated Undistributed Net Investment Income................................       2,705,713
                                                                                   ------------
Net Assets.....................................................................    $461,224,489
                                                                                   ============
Maximum Offering Price Per Share:
  Class A Shares:
    Net asset value and redemption price per share (Based on net assets of
    $375,740,948 and 23,488,074 shares of beneficial interest issued and
    outstanding)...............................................................    $      16.00
    Maximum sales charge (5.75%* of offering price)............................             .98
                                                                                   ------------
    Maximum offering price to public...........................................    $      16.98
                                                                                   ============
  Class B Shares:
    Net asset value and offering price per share (Based on net assets of
    $81,511,142 and 5,117,799 shares of beneficial interest issued and
    outstanding)...............................................................    $      15.93
                                                                                   ============
  Class C Shares:
    Net asset value and offering price per share (Based on net assets of
    $3,972,399 and 247,944 shares of beneficial interest issued and
    outstanding)...............................................................    $      16.02
                                                                                   ============

*On sales of $50,000 or more, the sales charge will be reduced.

                                       15      See Notes to Financial Statements

                            Statement of Operations

              For the Six Months Ended June 30, 1997 (Unaudited)

===============================================================================================
Investment Income:
Interest........................................................................    $ 6,959,105
Dividends.......................................................................      4,089,816
                                                                                    -----------
     Total Income...............................................................     11,048,921
                                                                                    -----------
Expenses:
Investment Advisory Fee.........................................................      1,219,562
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C of
  $431,541, $395,198 and $18,358, respectively).................................        845,097
Shareholder Services............................................................        352,530
Legal...........................................................................         22,682
Trustees Fees and Expenses......................................................         14,161
Other...........................................................................        202,010
                                                                                    -----------
     Total Expenses.............................................................      2,656,042
                                                                                    -----------
Net Investment Income...........................................................    $ 8,392,879
                                                                                    ===========
Realized and Unrealized Gain:
Net Realized Gain...............................................................    $30,577,952
                                                                                    -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period.......................................................     46,088,714
  End of the Period.............................................................     44,872,758
                                                                                    -----------
  Net Unrealized Depreciation During the Period.................................     (1,215,956)
                                                                                    -----------
Net Realized and Unrealized Gain................................................    $29,361,996
                                                                                    ===========
Net Increase in Net Assets From Operations......................................    $37,754,875
                                                                                    ===========

                                       16      See Notes to Financial Statements

                      Statement of Changes in Net Assets

                    For the Six Months Ended June 30, 1997
               and the Year Ended December 31, 1996 (Unaudited)

-------------------------------------------------------------------------------------------
                                                                 Six Months      Year Ended
                                                                      Ended    December 31,
                                                              June 30, 1997            1996
-------------------------------------------------------------------------------------------
From Investment Activities:
Operations:
Net Investment Income.......................................   $  8,392,879   $  15,957,003
Net Realized Gain...........................................     30,577,952      30,086,825
Net Unrealized Appreciation/Depreciation
  During the Period.........................................     (1,215,956)      5,783,287
                                                               ------------   -------------
    Change in Net Assets from Operations....................     37,754,875      51,827,115
                                                               ------------   -------------
Distributions from Net Investment Income:
    Class A Shares..........................................     (6,194,769)    (13,429,245)
    Class B Shares..........................................     (1,034,310)     (2,188,814)
    Class C Shares..........................................        (48,678)       (101,256)
                                                               ------------   -------------
                                                                 (7,277,757)    (15,719,315)
                                                               ------------   -------------
Distributions from Net Realized Gain:
    Class A Shares..........................................     (1,799,607)    (28,014,766)
    Class B Shares..........................................       (394,519)     (5,855,197)
    Class C Shares..........................................        (18,019)       (274,459)
                                                               ------------   -------------
                                                                 (2,212,145)    (34,144,422)
                                                               ------------   -------------
    Total Distributions.....................................     (9,489,902)    (49,863,737)
                                                               ------------   -------------
Net Change in Net Assets
  from Investment Activities................................     28,264,973       1,963,378
                                                               ------------   -------------
From Capital Transactions:
Proceeds from Shares Sold...................................     48,833,641      87,167,694
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................      7,495,543      40,889,008
Cost of Shares Repurchased..................................    (78,958,027)   (150,653,873)
                                                               ------------   -------------
Net Change in Net Assets
  from Capital Transactions.................................    (22,628,843)    (22,597,171)
                                                               ------------   -------------
Total Increase/Decrease in Net Assets.......................      5,636,130     (20,633,793)
Net Assets:
Beginning of the Period.....................................    455,588,359     476,222,152
                                                               ------------   -------------
End of the Period (Including accumulated undistributed net
  investment income of $2,705,713 and $1,590,591,
  respectively).............................................   $461,224,489   $ 455,588,359
                                                               ============   =============

                                               See Notes to Financial Statements

                             Financial Highlights

      The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)

=======================================================================================================
                                                     Six Months          Year Ended December 31,
                                                          Ended     ----------------------------------
Class A Shares                                    June 30, 1997     1996     1995       1994      1993
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period........        $15.054   $ 15.05   $13.24   $  15.12    $14.95
                                                        -------   -------   ------   --------    ------
Net Investment Income...........................           .303      .566      .68        .63       .69
Net Realized and Unrealized Gain/Loss...........           .975     1.173     2.25    (1.5625)    1.365
                                                        -------   -------   ------   --------    ------
Total from Investment Operations................          1.278     1.739     2.93     (.9325)    2.055
                                                        -------   -------   ------   --------    ------
Less:
  Distributions from and in Excess of
    Net Investment Income.......................           .260      .555    .7025        .62       .66
  Distributions from and in Excess of
    Net Realized Gain...........................           .075     1.180    .4175      .3275     1.225
                                                        -------   -------   ------   --------    ------
Total Distributions.............................           .335     1.735     1.12      .9475     1.885
                                                        -------   -------   ------   --------    ------
Net Asset Value, End of the Period..............        $15.997   $15.054   $15.05   $  13.24    $15.12
                                                        =======   =======   ======   ========    ======
Total Return (a)................................          8.61%*   12.08%   22.46%     (6.43%)   13.56%
Net Assets at End of the Period (In millions)...        $ 375.7   $ 373.1   $394.5   $  369.7    $432.3
Ratio of Expenses to Average Net Assets.........          1.02%     1.09%    1.00%      1.04%     1.02%
Ratio of Net Investment Income to
  Average Net Assets............................          3.85%     3.60%    4.62%      4.39%     4.37%
Portfolio Turnover..............................            72%*     129%     130%       105%      134%
  Average Commission Paid Per
    Equity Share Traded (b).....................        $ .0588   $ .0605       --         --        --

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.

* Non-Annualized

                                      18       See Notes to Financial Statements

      The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)

------------------------------------------------------------------------------------------------------------------
                                                         Six Months                Year Ended December 31,
                                                              Ended       ----------------------------------------
Class B Shares                                        June 30, 1997          1996     1995       1994      1993(a)
------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period..............      $14.992        $14.99   $13.20     $15.07       $14.90
                                                            -------       -------   ------    -------       ------
  Net Investment Income...............................         .234          .437      .56        .51          .56
  Net Realized and Unrealized Gain/Loss...............         .976         1.180     2.23    (1.5505)       1.375
                                                            -------       -------   ------    -------       ------
Total from Investment Operations......................        1.210         1.617     2.79    (1.0405)       1.935
                                                            -------       -------   ------    -------       ------
Less:
  Distributions from and in Excess of
    Net Investment Income.............................         .200          .435    .5825       .502          .54
  Distributions from and in Excess of
   Net Realized Gain..................................         .075         1.180    .4175      .3275        1.225
                                                            -------       -------   ------    -------       ------
Total Distributions...................................         .275         1.615     1.00      .8295        1.765
                                                            -------       -------   ------    -------       ------
Net Asset Value, End of the Period....................      $15.927       $14.992   $14.99     $13.20       $15.07
                                                            =======       =======   ======    =======       ======
Total Return (b)......................................        8.17%*       11.19%   21.46%      (7.11)%     12.68%
Net Assets at End of the Period (In millions).........        $81.5       $  78.9    $78.1      $71.1        $60.1
Ratio of Expenses to Average Net Assets...............        1.83%         1.88%    1.81%      1.84%        1.73%
Ratio of Net Investment Income to
  Average Net Assets..................................        3.03%         2.81%    3.81%      3.63%        3.62%
Portfolio Turnover....................................          72%*         129%     130%       105%         134%
Average Commission Paid Per
   Equity Share Traded (c)............................       $.0588        $.0605       --         --           --

(a) Based on average month-end shares outstanding.
(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.
(c) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.
*   Non-Annualized

                                       19      See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)


-----------------------------------------------------------------------------------------------------------------
                                                                                                 October 26, 1993
                                              Six Months      Year Ended December 31,               (Commencement
                                                   Ended    ----------------------------      of Distribution) to
Class C Shares                             June 30, 1997        1996     1995       1994     December 31, 1993(a)
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period.................................   $15.079     $ 15.07   $13.25    $   15.13               $  16.14
                                                -------     -------   ------    ---------               --------
  Net Investment Income......................      .225        .439      .56          .52                    .15
  Net Realized and Unrealized
    Gain/Loss................................      .992       1.185     2.26     (1.5705)                (.0325)
                                                -------     -------   ------    ---------               --------
Total from Investment Operations.............     1.217       1.624     2.82     (1.0505)                  .1175
                                                -------     -------   ------    ---------               --------
Less:
  Distributions from and in Excess
    of Net Investment Income.................      .200        .435    .5825         .502                   .125
  Distributions from and in Excess
    of Net Realized Gain.....................      .075       1.180    .4175        .3275                 1.0025
                                                -------     -------   ------    ---------               --------
Total Distributions..........................      .275       1.615     1.00        .8295                 1.1275
                                                -------     -------   ------    ---------               --------
Net Asset Value, End of the Period...........   $16.021     $15.079   $15.07    $   13.25               $  15.13
                                                =======     =======   ======    =========               ========
Total Return (b).............................     8.12%*     11.20%   21.52%      (7.14)%                   .93%*
Net Assets at End of the Period
  (In millions)..............................   $   4.0     $   3.6   $  3.6    $     3.3               $    1.1
Ratio of Expenses to
  Average Net Assets.........................     1.84%       1.88%    1.80%        1.84%                  1.90%
Ratio of Net Investment Income to
  Average Net Assets.........................     3.02%       2.81%    3.80%        3.72%                  3.88%
Portfolio Turnover...........................       72%*       129%     130%         105%                   134%*
Average Commission Paid Per
  Equity Share Traded (c)....................   $ .0588     $ .0605       --           --                     --

(a) Based on average month-end shares outstanding.
(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.
(c) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.
*   Non-Annualized

                                       20      See Notes to Financial Statements

                         Notes to Financial Statements

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------
1. Significant Accounting Policies
Van Kampen American Capital Harbor Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek income, capital appreciation, and conservation of capital by investing primarily in convertible bonds and preferred stocks. The Fund commenced investment operations on November 15, 1956. The distribution of the Fund's Class B and Class C shares commenced on December 20, 1991 and October 26, 1993, respectively.

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation-Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the last bid price. Unlisted convertible securities are valued at the higher of their last bid price or the value of the securities issuable on conversion. Fixed income investments are stated at values using market quotations. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

  Fund investments include lower rated debt securities which may be more susceptible to adverse economic conditions than other investment grade holdings. These securities are often subordinated to the prior claims of other senior lenders and uncertainties exist as to an issuer's ability to meet principal and interest payments. Debt securities rated below investment grade and comparable unrated securities represented approximately 33% of the investment portfolio at the end of the period.

B. Security Transactions-Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At June 30, 1997, there were no when issued or delayed delivery purchase commitments.

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------
  The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management, Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such security only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. Investment Income-Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. The Fund accounts for discounts and premiums on the same basis as is used for federal income tax reporting. Accordingly, original issue debt discounts are accreted daily over the life of the security. Premiums on debt securities are not amortized. Market discounts are recognized at the time of sale as realized gains for book purposes and ordinary income for tax purposes.

D. Federal Income Taxes-It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

  Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses for tax purposes resulting from wash sales.

  At June 30, 1997, for federal income tax purposes the cost of long- and short-term investments is $415,457,296; the aggregate gross unrealized appreciation is $50,086,670 and the aggregate gross unrealized depreciation is $5,213,912, resulting in net unrealized appreciation of $44,872,758.

E. Distribution of Income and Gains-The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains which are included in ordinary income for tax purposes.

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------
2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Net Assets                                                   % Per Annum
--------------------------------------------------------------------------------
First $350 million...................................................  .55 of 1%
Next $350 million....................................................  .50 of 1%
Next $350 million....................................................  .45 of 1%
Over $1.05 billion...................................................  .40 of 1%

  For the six months ended June 30, 1997, the Fund recognized expenses of approximately $22,700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

  For the six months ended June 30, 1997, the Fund recognized expenses of approximately $39,400 representing Van Kampen American Capital Distributors, Inc.'s or its affiliates' (collectively "VKAC") cost of providing accounting services to the Fund. These services are provided by VKAC at cost.

  ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended June 30, 1997, the Fund recognized expenses of approximately $261,000, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.

  Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

  The Fund provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service of the Fund. The maximum annual benefit per trustee under the plan is equal to $2,500.

  For the six months ended June 30, 1997, the Fund paid brokerage commissions to Morgan Stanley Group Inc. of $9,025.

  At June 30, 1997, VKAC owned 9,557 Class A shares of the Fund.

                           June 30, 1997 (Unaudited)

3. Capital Transactions

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

  At June 30, 1997, capital aggregated $302,353,023, $77,108,572 and $3,747,362 for Classes A, B, and C, respectively. For the six months ended June 30, 1997, transactions were as follows:

                                                         Shares          Value
==============================================================================
Sales:
  Class A..........................................   2,784,491   $ 42,116,602
  Class B..........................................     394,566      6,028,718
  Class C..........................................      44,701        688,321
                                                     ----------  -------------
Total Sales........................................   3,223,758   $ 48,833,641
                                                     ==========   ============
Dividend Reinvestment:
  Class A..........................................     402,145   $  6,253,027
  Class B..........................................      77,195      1,194,546
  Class C..........................................       3,080         47,970
                                                     ----------  -------------
Total Dividend Reinvestment........................     482,420   $  7,495,543
                                                     ==========   ============
Repurchases:
  Class A..........................................  (4,482,127)  $(68,947,295)
  Class B..........................................    (618,627)    (9,457,071)
  Class C..........................................     (36,062)      (553,661)
                                                     ----------  -------------
Total Repurchases..................................  (5,136,816)  $(78,958,027)
                                                     ==========   ============

                           June 30, 1997 (Unaudited)

  At December 31, 1996, capital aggregated $322,930,689, $79,342,379 and
$3,564,732 for Classes A, B, and C, respectively. For the year ended December 31, 1996, transactions were as follows:

                                     Shares           Value
-----------------------------------------------------------
Sales:
  Class A......................   4,875,165   $  75,494,408
  Class B......................     703,001      10,764,426
  Class C......................      58,788         908,860
                                 ----------   -------------
Total Sales....................   5,636,954   $  87,167,694
                                 ==========   =============
Dividend Reinvestment:
  Class A......................   2,263,498   $  33,723,663
  Class B......................     463,576       6,871,379
  Class C......................      19,718         293,966
                                 ----------   -------------
Total Dividend Reinvestment....   2,746,792   $  40,889,008
                                 ==========   =============
Repurchases:
  Class A......................  (8,572,686)  $(132,355,144)
  Class B......................  (1,109,391)    (16,975,680)
  Class C......................     (85,772)     (1,323,049)
                                 ----------   -------------
Total Repurchases..............  (9,767,849)  $(150,653,873)
                                 ==========   =============


                           June 30, 1997 (Unaudited)

  Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.


                                                 Contingent Deferred
                                                    Sales Charge
Year of Redemption                              Class B       Class C
---------------------------------------------------------------------
First...........................................  5.00%         1.00%
Second..........................................  4.00%          None
Third...........................................  3.00%          None
Fourth..........................................  2.50%          None
Fifth...........................................  1.50%          None
Sixth and Thereafter............................   None          None

  For the six months ended June 30, 1997, VKAC, as Distributor for the Fund, received net commissions on sales of the Fund's Class A shares of approximately $26,100 and CDSC on the redeemed shares of Classes B and C of approximately $76,000. Sales charges do not represent expenses of the Fund.

4. Investment Transactions

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $304,031,707 and $349,969,624, respectively.

5. Distribution and Service Plans

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

  Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the six months ended June 30, 1997, are payments to VKAC of approximately $330,400.

                Funds Distributed by Van Kampen American Capital

GLOBAL AND INTERNATIONAL
  Global Equity Fund
  Global Government Securities Fund
  Global Managed Assets Fund
  Short-Term Global Income Fund
  Strategic Income Fund

EQUITY
Growth
  Aggressive Growth Fund
  Emerging Growth Fund
  Enterprise Fund
  Growth Fund
  Pace Fund
Growth & Income
  Comstock Fund
  Equity Income Fund
  Growth and Income Fund
  Harbor Fund
  Real Estate Securities Fund
  Utility Fund

FIXED INCOME
  Corporate Bond Fund
  Government Securities Fund
  High Income Corporate Bond Fund
  High Yield Fund
  Limited Maturity Government Fund
  Prime Rate Income Trust
  Reserve Fund
  U.S. Government Fund
  U.S. Government Trust for Income

TAX-FREE
  California Insured Tax Free Fund
  Florida Insured Tax Free Income Fund
  High Yield Municipal Fund
  Insured Tax Free Income Fund
  Intermediate Term Municipal Income Fund
  Municipal Income Fund
  New Jersey Tax Free Income Fund
  New York Tax Free Income Fund
  Pennsylvania Tax Free Income Fund
  Tax Free High Income Fund
  Tax Free Money Fund

MORGAN STANLEY FUND, INC.
  Aggressive Equity Fund
  American Value Fund
  Asian Growth Fund
  Emerging Markets Fund
  Global Equity Allocation Fund
  Global Fixed Income Fund
  High Yield Fund
  International Magnum Fund
  Latin American Fund
  U.S. Real Estate Fund
  Value Fund
  Worldwide High Income Fund

Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us weekdays from 7:00 a.m. to 7:00 p.m. Central time at 1-800-341-2911 for Van Kampen American Capital funds or Morgan Stanley retail funds.

                         Results of Shareholder Votes

     A Special Meeting of Shareholders of the Fund was held on May 28, 1997 where shareholders voted on a new investment advisory agreement, the election of Trustees, approval of an amendment to fundamental investment policies and the ratification of Price Waterhouse LLP as independent public accountants. With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Asset Management, Inc. and the Fund, 18,349,755 shares voted for the proposal, 324,266 shares voted against and 1,214,752 shares abstained. With regard to the election of J. Miles Branagan as elected trustee of the Fund, 19,501,093 shares voted in his favor and 367,681 shares withheld. With regard to the election of Richard M. DeMartini as elected trustee of the Fund, 19,490,527 shares voted in his favor and 398,247 shares withheld. With regard to the election of Linda Hutton Heagy as elected trustee of the Fund, 19,478,319 shares voted in her favor and 410,455 shares withheld. With regard to the election of
R. Craig Kennedy as elected trustee of the Fund, 19,502,546 shares voted in his favor and 386,227 shares withheld. With regard to the election of Jack E. Nelson as elected trustee of the Fund, 19,503,879 shares voted in his favor and 384,895 shares withheld. With regard to the election of Jerome L. Robinson as elected trustee of the Fund, 19,494,639 shares voted in his favor and 394,135 shares withheld. With regard to the election of Phillip B. Rooney as elected trustee of the Fund, 19,502,798 shares voted in his favor and 385,976 shares withheld. With regard to the election of Fernando Sisto as elected trustee of the Fund, 19,493,064 shares voted in his favor and 395,710 shares withheld. With regard to the election of Wayne W. Whalen as elected trustee of the Fund, 19,505,000 shares voted in his favor and 383,773 shares withheld. With regard to the approval of an amendment to fundamental investment policies of the Fund, 14,999,307 shares voted for the proposal, 143,892 shares voted against and 1,019,504 shares abstained and 3,166,210 shares represented broker non-votes. With regard to the ratification of Price Waterhouse LLP as independent public accountants for the Fund, 18,725,378 shares voted for the proposal, 143,892 shares voted against and 1,019,504 shares abstained.

                    Van Kampen American Capital Harbor Fund


Board of Trustees
J. Miles Branagan
Richard M. DeMartini*
Linda Hutton Heagy
R. Craig Kennedy
Jack E. Nelson
Jerome L. Robinson
Phillip B. Rooney
Fernando Sisto
Wayne W. Whalen* - Chairman

Officers
Dennis J. McDonnell*
     President
Ronald A. Nyberg*
     Vice President and Secretary
Edward C. Wood, III*
     Vice President and Chief Financial Officer
Curtis W. Morell*
     Vice President and Chief Accounting Officer
John L. Sullivan*
     Treasurer
Tanya M. Loden*
     Controller
Peter W. Hegel*
Alan T. Sachtleben*
Paul R. Wolkenberg*
     Vice Presidents

Investment Adviser
Van Kampen American Capital
Asset Management, Inc.
2800 Post Oak Blvd.
Houston, Texas 77056

Distributor
Van Kampen American Capital
Distributors, Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Shareholder Servicing Agent
ACCESS Investor
Services, Inc.
P.O. Box 418256
Kansas City, Missouri 64141-9256

Custodian
State Street Bank
and Trust Company
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom (Illinois)
333 West Wacker Drive
Chicago, Illinois 60606

Independent Accountants
Price Waterhouse LLP
1201 Louisiana
Houston, Texas 77002



* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C)  Van Kampen American Capital Distributors, Inc., 1997 All rights reserved.

/SM/ denotes a service mark of Van Kampen American Capital Distributors, Inc.

This report is submitted for the general information of the shareholders of the fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After December 31, 1997, the report must be accompanied by a quarterly performance update, if applicable.

                                                                ----------------
                                                                   Bulk Rate
Van Kampen American Capital Distributors, Inc.                    U.S. Postage
One Parkview Plaza                                                    PAID
Oakbrook Terrace, Illinois 60181                                   VAN KAMPEN
                                                                AMERICAN CAPITAL
                                                                ----------------